SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -------------------


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: April 3, 2002




Commission          Exact name of registrant as specified in its charter  State of       I.R.S. Employer
File Number         and principal office address and telephone number     Incorporation  I.D. Number

1-14514             Consolidated Edison, Inc.                             New York       13-3965100
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600




                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS


        On April 3, 2002, Consolidated Edison, Inc. (the "Company") entered into an underwriting agreement with Salomon Smith Barney Inc., as representative of the underwriters named therein, for the sale of $325 million aggregate principal amount of the Company's 7.25% Public Income NotES (7.25% Debentures, Series 2002
A) due 2042 (the "2002 A Debentures"). The 2002 A Debentures were registered under the Securities Act of 1933 pursuant to a Registration Statement on Form S-3 (No. 333-72264, declared effective November 15, 2001) relating to $600 million aggregate principal amount of unsecured debt securities of the Company. Copies of the underwriting agreement and the definitive form of the 2002 A Debentures are filed as exhibits to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

        1             Underwriting Agreement relating to the 2002 A Debentures.

        4             Form of 2002 A Debenture.

        8             Tax Opinion of Dewey Ballantine LLP, dated
                      April 3, 2002

       23 Consent of Dewey Ballantine LLP. (Included as part of Exhibit 8).

                                    SIGNATURE





        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CONSOLIDATED EDISON, INC.



                                            By  ROBERT P. STELBEN
                                                Robert P. Stelben
                                                Vice President and Treasurer



DATE:  April 3, 2002

                                               Index to Exhibits

                                                               Sequential Page
                                                               Number at which
Exhibit               Description                              Exhibit Begins

        1             Underwriting Agreement
                        relating to the 2002 A Debentures.

        4             Form of 2002 A Debenture.

        8             Tax Opinion of Dewey Ballantine LLP, dated
                      April 3, 2002

        23 Consent of Dewey Ballantine LLP. (Included as part of Exhibit 8).

                                            UNDERWRITING AGREEMENT




                                                                 April 3, 2002

To the Representative Named
on the Signature Page Hereof:

Dear Sirs:

Subject to the terms and conditions stated or incorporated by reference herein, Consolidated Edison, Inc. (the "Company") hereby agrees to sell to the Underwriters named in Schedule I hereto (the "Underwriters") and the Underwriters hereby agree to purchase, severally and not jointly, the principal amount set forth opposite their names in Schedule I hereto of the securities specified in Schedule II hereto (the "Designated Securities").

The representative named on the signature page hereof (the "Representative") represents that the Underwriters have authorized the Representative to enter into this Underwriting Agreement and to act hereunder on their behalf.

Except as otherwise provided in Schedule II hereto each of the provisions of the Company's Underwriting Agreement Basic Provisions, dated October 25, 2001, as filed as Exhibit 1.2 to Registration Statement No. 333-72264 (the "Basic Provisions"), is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein. Unless otherwise defined herein, terms defined in the Basic Provisions are used herein as therein defined.

Payment for the Designated Securities will be made against delivery thereof to the Representative for the accounts of the respective Underwriters at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the Basic Provisions incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company.

                                           Very truly yours,

                                           CONSOLIDATED EDISON, INC.


                                           By:   ROBERT P. STELBEN
                                                 Robert P. Stelben
                                                 Vice President and Treasurer


Confirmed and Accepted as of the date hereof on behalf of itself and each other Underwriter, if any:


SALOMON SMITH BARNEY INC.


By:     HOWARD HILLER
        Howard Hiller
        Managing Director

                                   SCHEDULE I

                                                         Principal Amount of
                                                         Designated Securities
Underwriter                                              to be Purchased

Salomon Smith Barney Inc.                                          $39,300,000
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated                                                   39,200,000
Morgan Stanley & Co. Incorporated                                   39,200,000
A.G. Edwards & Sons, Inc.                                           39,200,000
Prudential Securities Incorporated                                  39,200,000
UBS Warburg LLC                                                     39,200,000
Barclays Capital Inc.                                                6,500,000
Credit Suisse First Boston Corporation                               6,500,000
Goldman, Sachs & Co.                                                 6,500,000
HSBC Securities (USA) Inc.                                           6,500,000
J.P. Morgan Securities Inc.                                          6,500,000
Lehman Brothers Inc.                                                 6,500,000
Quick & Reilly, Inc.                                                 6,500,000
Doley Securities, Inc.                                               2,175,000
The Williams Capital Group, L.P.                                     2,175,000
ABN AMRO Incorporated                                                2,050,000
Bear, Stearns & Co. Inc.                                             2,050,000
Charles Schwab & Co., Inc.                                           2,050,000
Deutsche Banc Alex. Brown Inc.                                       2,050,000
First Union Securities, Inc.                                         2,050,000
H&R BLOCK Financial Advisors, Inc.                                   2,050,000
McDonald Investments Inc., a KeyCorp Company                         2,050,000
Raymond James & Associates, Inc.                                     2,050,000
RBC Dain Rauscher Inc.                                               2,050,000
Robert W. Baird & Co. Incorporated                                   2,050,000
SunTrust Capital Markets, Inc.                                       2,050,000
US Bancorp Piper Jaffray Inc.                                        2,050,000
Wells Fargo Van Kasper LLC                                           2,050,000
Advest, Inc.                                                         2,050,000
BB&T Capital Markets, Inc.                                             500,500
C.L. King & Associates, Inc.                                           500,500
CIBC World Markets Corp.                                               500,500
Crowell, Weedon & Co.                                                  500,500
Fahnestock & Co. Inc.                                                  500,500
Ferris, Baker Watts, Incorporated                                      500,500
Gruntal & Co., L.L.C.                                                  500,500
J.J.B. Hilliard, W.L. Lyons, Inc.                                      500,500
Janney Montgomery Scott LLC                                            500,500
Legg Mason Wood Walker, Incorporated                                   500,500
Mesirow Financial, Inc.                                                500,500
Morgan Keegan & Company, Inc.                                          500,500
M.R. Beal & Company                                                    500,500
Muriel Seibert & Co., Inc.                                             500,500
NatCity Investments, Inc.                                              500,500
Pryor, Counts & Co., Inc.                                              500,500
Ramirez & Co., Inc.                                                    500,500
Southwest Securities, Inc.                                             500,500
Stifel, Nicolaus & Company Incorporated                                500,500
TD Waterhouse Investor Services, Inc.                                  500,500
Utendahl Capital Partners, L.P.                                        500,500
Wedbush Morgan Securities Inc.                                         500,500
William Blair & Co.                                                    500,500
             Total                                                $325,000,000

                                   SCHEDULE II


Title of Designated Securities:

        7.25% Public Income NotES (7.25% Debentures, Series 2002 A) due 2042.


Aggregate principal amount:

        $325,000,000, issuable in minimum denominations of $25 and increased in multiples thereof.


Price to Public:

        Initially 100% of the principal amount of the Designated Securities, plus accrued interest, if any, from April 8, 2002 to the date of delivery, thereafter at market prices prevailing at the time of sale or at negotiated prices.


Purchase Price by Underwriters:

        96.85% of the principal amount of the Designated Securities, plus accrued interest, if any, from April 8, 2002 to the date of delivery.


Specified funds for, and manner of, payment of purchase price:

        Funds will be delivered by wire transfer pursuant to the Company's written instructions to the Representative.

Indenture:

        Indenture, dated as of April 1, 2002, between the Company and JPMorgan Chase Bank, as Trustee.

Maturity:

        April 1, 2042


Interest Rate:

        As set forth in the prospectus supplement, dated April 3, 2002, for the Designated Securities (the "Prospectus Supplement") to the prospectus, dated November 15, 2001 (the "Prospectus"), filed with the Securities and Exchange Commission (the "SEC") pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, in connection with the Company's Registration Statement on Form S-3 (No. 333-72264, declared effective by the SEC on November 15, 2001).


Interest Payment Dates:

        As set forth in the Prospectus Supplement.


Redemption Provisions:

        As set forth in the Prospectus Supplement.


Sinking Fund Provisions:

        None.


Time of Delivery:

        10:00 a.m., on April 8, 2002.


Closing Location:

        Room 1618-S at the Company, 4 Irving Place, New York, NY 10003.

Information furnished by or on behalf of the Underwriters for use in the Prospectus for the Designated Securities:


1. The sentence regarding delivery of the Designated Securities on the front cover of the Prospectus Supplement

2. The second paragraph, the final sentence of the third paragraph, the second sentence of the fourth paragraph, and the fifth, sixth and seventh paragraphs of the section entitled "Underwriting" beginning on page S-8 of the Prospectus Supplement.

        Address of Representative:

        Salomon Smith Barney Inc.
        388 Greenwich Street
        New York, NY 10013

        Attention: Hal A. Clark, Managing Director

Captions in the Prospectus and Prospectus Supplement referred to in Section 6(c)(xi) of the Basic Provisions:

        Description of Securities
        Description of the PINES

Modification of Basic Provisions

Change to Section 2 the number of the second Section 1 (which reads in its entirety: "Upon the execution of the Underwriting Agreement applicable to any Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus') and increase by one the number of each of the remaining Sections.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

        REGISTERED                                                REGISTERED

                            Consolidated Edison, Inc.
                       7.25% Public Income NotES due 2042
                        (7.25% DEBENTURES, SERIES 2002 A)

      INTEREST RATE               MATURITY DATE                   CUSIP
      7.25% per annum             April 1, 2042                209115 20 3


REGISTERED HOLDER: Cede & Co.

PRINCIPAL SUM: THREE HUNDRED TWENTY FIVE MILLION DOLLARS ($325,000,000)

CONSOLIDATED EDISON, INC., a New York corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the registered holder named above or registered assigns, on the maturity date stated above, unless redeemed prior thereto as hereinafter provided, the principal sum stated above and to pay interest thereon from April 8, 2002, or from the most recent interest payment date to which interest has been duly paid or provided for, initially on July 1, 2002 and thereafter quarterly on January 1, April 1, July 1 and October 1 of each year, at the interest rate stated above, until the date on which payment of such principal sum has been made or duly provided for. The interest so payable on any interest payment date will be paid to the person in whose name this Debenture is registered at the close of business on the fifteenth day of the month preceding the interest payment date, except as otherwise provided in the Indenture.

        The principal of this Debenture, when due and payable, shall, upon presentation and surrender hereof, be paid at the principal office of the Company. The interest on this Debenture, when due and payable, shall be paid at the principal office of the Company, or at the option of the Company, by check mailed to the address of the registered holder hereof or registered assigns as such address shall appear in the Security Register. All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

        This Debenture is one of a duly authorized series of an issue of unsecured debt securities of the Company designated as its 7.25% Public Income NotES (7.25% Debentures, Series 2002 A) due 2042 (hereinafter called the "Debentures"), issued and to be issued under an Indenture dated as of April 1, 2002 (hereinafter called the "Indenture"), between the Company and JPMorgan Chase Bank, Trustee (hereinafter called the "Trustee", which term includes any successor trustee under the Indenture) . Reference is made to the Indenture and any supplemental indenture thereto for the provisions relating, among other things, to the respective rights of the Company, the Trustee and the holders of the Debentures, and the terms on which the Debentures are, and are to be, authenticated and delivered.

      The interest payable on any interest payment date shall be computed on the basis of twelve 30-day months and a 360-day year and, for any period shorter than a full quarterly interest period, will be computed on the basis of the actual number of days elapsed in such 90-day quarterly interest period. If any interest payment date falls on a Sunday or legal holiday or a day on which banking institutions in the City of New York are authorized by law to close, then payment of interest may be made on the next succeeding business day.

        The Company may redeem the Debentures, in whole or in part, at any time on or after April 8, 2007 at a redemption price equal to 100% of the principal amount of the Debentures to be redeemed together with unpaid accrued interest thereon to the date fixed for redemption.

        If this Debenture or any portion hereof is called for redemption, interest shall cease to accrue on this Debenture or such portion hereof on the date fixed for redemption.

        If an Event of Default (as defined in the Indenture) shall have occurred and be continuing with respect to the Debentures, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with such effect and subject to the conditions provided in the Indenture. Any such declaration may be rescinded by holders of a majority in principal amount of the outstanding Debentures if all Events of Default with respect to the Debentures (other than the non-payment of principal of the Debentures which shall have become due by such declaration) shall have been remedied.

        The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Debentures at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to the Indenture or to any supplemental indenture with respect to the Debentures, or modifying in any manner the rights of the holders of the Debentures; provided, however, that no such supplemental indenture shall (i) extend the maturity of any Debenture, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or make the principal thereof, or interest thereon, payable in any coin or currency other than that in the Debentures provided, without the consent of the holder of each Debenture so affected, or (ii) reduce the aforesaid principal amount of Debentures, the holders of which are required to consent to any such supplemental indenture without the consent of the holders of all Debentures then outstanding.

        The Debentures are issuable as registered Debentures only, in the denomination of $25 and any integral multiples thereof approved by the Company, such approval to be evidenced by the execution thereof.

        This Debenture is transferable by the registered holder hereof in person or by his attorney duly authorized in writing on the books of the Company at the office or agency to be maintained by the Company for that purpose, but only in the manner, subject to the limitations and upon payment of any tax or governmental charge for which the Company may require reimbursement as provided in the Indenture, and upon surrender and cancellation of this Debenture. Upon any registration of transfer, a new registered Debenture or Debentures, of authorized denomination or denominations, and in the same aggregate principal amount, will be issued to the transferee in exchange therefor.

        The Company, the Trustee, any paying agent and any Security registrar may deem and treat the registered holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notations of ownership or other writing hereon made by anyone other than the Security registrar) for the purpose of receiving payment of or on account of the principal hereof and interest due hereon as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security registrar shall be affected by any notice to the contrary.

        No recourse shall be had for the payment of the principal of or interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator or against any past, present or future stockholder, officer or member of the Board of Directors, as such, of the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

        This Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York.

        All terms used in this Debenture which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

        This Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until the certificate of authentication on the face hereof is manually signed by the Trustee.

        IN WITNESS WHEREOF, the Company has caused this Debenture to be signed by the manual or facsimile signatures of an Executive Vice President and the Treasurer of the Company, and a facsimile of its corporate seal to be affixed or reproduced hereon.


               CONSOLIDATED EDISON, INC.

By                        Executive Vice President and Chief Financial Officer

By                        Vice President and Treasurer

SEAL


TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated herein issued under the Indenture described herein.

                                            JPMORGAN CHASE BANK,
                                              as Trustee


By                                            Authorized Officer


Dated:  April 8, 2002

                                                              Exhibit 8


                              Dewey Ballantine LLP
                           1301 Avenue of the Americas
                            New York, New York 10019


                                                              April 3, 2002








Consolidated Edison, Inc.
4 Irving Place
New York, New York 10003

               Re:  Registration Statement on Form S-3

Dear Sirs:

               We have acted as special tax counsel to Consolidated Edison, Inc. (the "Company") in connection with the issuance of $325 million aggregate principal amount of the Company's 7.25% Public Income Notes (7.25% Debentures, Series 2002 A) due 2042 ("PINES"). We have participated in the preparation of the Registration Statement on Form S-3 relating to the Company's debt securities (No. 333-72264), which was declared effective on November 15, 2001, and the Prospectus Supplement, dated today, relating to the PINES (the "Prospectus Supplement"). The PINES will be issued pursuant to the Indenture, dated as of April 1, 2002, between the Company and JPMorgan Chase Bank, as Trustee, in the form filed as an exhibit to the Registration Statement.

               On the basis and subject to the accuracy of the statements contained in the materials referred to above, and our consideration of such other matters as we have deemed necessary, it is our opinion that under current law the material federal income tax consequences to holders of PINES will be as described under the heading "Material Federal Income Tax Consequences" in the Prospectus Supplement. You have not requested, and we do not express, an opinion concerning any other tax consequences of the issuance of the PINES. This opinion is not to be used, circulated, quoted or otherwise referred to for any purpose without our express written permission.

               We hereby consent to this opinion being incorporated by reference into the Registration Statement and to the references to our firm in the section captioned "Material Federal Income Tax Consequences" in the Prospectus Supplement. In giving the foregoing consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933 or the rules and regulations of the Securities and Exchange Commission thereunder.


                                            Very truly yours,



                                            /s/ Dewey Ballantine LLP